Exhibit 99.2
Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts, unaudited)

	June 30,	Mar 31,	June 30,
	2008	2008	2007
ASSETS:
Cash and cash equivalents	$181,841	$181,333	$192,401
Investments and mortgage-backed securities (“MBS”) available for sale	2,023,306	2,143,950	1,596,441
Investments held to maturity	180,185	172,874	108,430
Loans receivable, net	9,219,919	9,119,942	8,507,423
Loans held for sale (at fair value: $79,634 as of June 30, 2008; $67,048 as of March 31, 2008)	82,413	110,481	84,613
Real estate owned, net	22,998	13,027	4,012
Office properties and equipment, net	90,750	92,218	96,361
Bank owned life insurance (“BOLI”)	154,714	152,794	147,354
Goodwill, net	451,323	451,249	456,315
Other intangible assets, net	29,175	30,401	34,078
Prepaid expenses and other assets, net	263,086	222,884	236,219

Total assets	$12,699,710	$12,691,153	$11,463,647

LIABILITIES:
Deposits	$7,987,831	$7,840,784	$7,620,362
Advances from Federal Home Loan Bank	1,881,973	1,915,789	1,594,844
Repurchase agreements and fed funds	1,245,569	1,333,505	744,903
Other borrowings	248,274	248,273	250,074
Accrued expenses and other liabilities	157,879	161,416	131,293

Total liabilities	11,521,526	11,499,767	10,341,476

SHAREHOLDERS’ EQUITY:
Common stock	52,009	51,863	51,330
Additional paid-in capital	896,469	894,679	889,890
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(32,215)	(10,591)	(44,974)
Retained earnings	261,921	255,435	225,925

Total shareholders’ equity	1,178,184	1,191,386	1,122,171

Total liabilities and shareholders’ equity	$12,699,710	$12,691,153	$11,463,647

Book value per share	$22.65	$22.97	$21.86
Tangible book value per share (2)	$13.41	$13.68	$12.31
Shares outstanding at end of period	52,008,761	51,863,067	51,329,826
Shareholders’ equity to total assets	9.28%	9.39%	9.79%
Tangible shareholders’ equity to tangible assets (3)	5.71%	5.81%	5.76%

(1)	Net of deferred income taxes.

(2)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(3)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts, unaudited)

	Three Months Ended			Six Months Ended
	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2008	2008	2007	2008	2007
INTEREST INCOME:
Loans	$152,271	$162,120	$172,825	$314,391	$325,588
Mortgage-backed securities	25,586	24,499	19,356	50,085	39,824
Investments and cash	2,785	2,364	1,880	5,149	3,551

Total interest income	180,642	188,983	194,061	369,625	368,963

INTEREST EXPENSE:
Deposits	57,438	62,870	70,666	120,308	134,386
Borrowings	29,085	34,026	34,355	63,111	64,921

Total interest expense	86,523	96,896	105,021	183,419	199,307

Net interest income	94,119	92,087	89,040	186,206	169,656
Provision for credit losses	(30,987)	(37,143)	(3,975)	(68,130)	(8,200)

Net interest income after provision	63,132	54,944	85,065	118,076	161,456

NONINTEREST INCOME:
Fees and service charges	16,012	14,151	13,694	30,163	25,886
Mortgage banking operations	8,227	6,198	9,807	14,425	18,665
Loan servicing fees	697	(148)	410	549	1,093
Real estate owned operations	(238)	(106)	(93)	(344)	(138)
BOLI	1,747	1,466	1,717	3,213	3,264
Other	(947)	(399)	(757)	(1,346)	(544)

Total noninterest income	25,498	21,162	24,778	46,660	48,226

NONINTEREST EXPENSES:
Employee compensation and benefits	41,133	40,890	39,162	82,023	77,234
Occupancy and equipment	10,693	11,532	11,681	22,225	22,148
Amortization of core deposit intangibles	1,226	1,226	1,226	2,452	2,267
Other	19,395	18,459	17,822	37,854	33,911

Total noninterest expenses	72,447	72,107	69,891	144,554	135,560

Income before income taxes	16,183	3,999	39,952	20,182	74,122
Income tax provision	(4,508)	(1,123)	(12,971)	(5,631)	(24,220)

Net Income	$11,675	$2,876	$26,981	$14,551	$49,902

Earnings per share — basic	$0.23	$0.06	$0.53	$0.28	$1.03
Earnings per share — diluted	$0.23	$0.06	$0.52	$0.28	$1.02

Core earnings (1)	$11,806	$2,582	$27,699	$14,388	$51,381
Core earnings per share — basic (1)	$0.23	$0.05	$0.54	$0.28	$1.07
Core earnings per share — diluted (1)	$0.23	$0.05	$0.54	$0.28	$1.05

Weighted average shares outstanding — basic	51,687,600	51,526,332	51,189,438	51,606,966	48,230,619
Weighted average shares outstanding — diluted	51,883,549	51,786,038	51,699,098	51,837,108	48,776,780

(1)	See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)

	Three Months Ended			Six Months Ended
	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2008	2008	2007	2008	2007
LOAN ORIGINATIONS:
Residential real estate	$376,122	$411,116	$454,921	$787,238	$799,539
Multifamily real estate	70,516	41,386	4,650	111,902	4,650
Commercial real estate	118,400	64,517	1,200	182,917	12,410
Construction	158,164	264,281	735,552	422,445	1,270,372
Consumer — direct	124,032	81,603	113,321	205,635	176,889
Consumer — indirect	43,742	71,681	57,013	115,423	121,925
Commercial banking	169,836	148,685	339,077	318,521	598,279

Total loan origination volume	$1,060,812	$1,083,269	$1,705,734	$2,144,081	$2,984,064

PERFORMANCE RATIOS:
Return on average assets	0.37%	0.09%	0.94%	0.23%	0.93%
Return on average assets, core (1)	0.37%	0.08%	0.97%	0.23%	0.96%
Return on average shareholders’ equity	3.9%	1.0%	9.6%	2.4%	9.9%
Return on average shareholders’ equity, core (1)	4.0%	0.9%	9.9%	2.4%	10.2%
Return on average tangible equity (2)	6.5%	1.6%	16.9%	4.1%	16.9%
Operating efficiency	60.6%	63.7%	61.4%	62.1%	62.2%
Operating efficiency, core (1)	60.4%	63.9%	60.4%	62.1%	61.2%
Non interest expense to average assets (annualized)	2.29%	2.33%	2.45%	2.31%	2.54%
Average assets	$12,712,109	$12,444,665	$11,463,375	$12,562,278	$10,782,522
Average shareholders’ equity	$1,199,990	$1,192,461	$1,127,110	$1,196,225	$1,014,673
Average tangible equity (2)	$718,864	$709,139	$638,591	$714,001	$596,729

REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	8.3%	8.1%	8.3%	8.3%	8.3%
Tier 1 (to risk-weighted assets)	9.6%	9.7%	9.7%	9.6%	9.7%
Total (to risk-weighted assets)	10.9%	11.0%	10.8%	10.9%	10.8%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	8.0%	8.1%	8.5%	8.0%	8.5%
Tier 1 (to risk-weighted assets)	9.5%	9.6%	9.8%	9.5%	9.8%
Total (to risk-weighted assets)	10.8%	10.9%	10.9%	10.8%	10.9%

OTHER:
Sales of financial products	$49,701	$49,725	$28,798	$99,426	$70,494
FTE employees at end of period (whole numbers)	2,545	2,557	2,612	2,545	2,612

(1)	See Exhibit A.

(2)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)

	June 30,	Mar 31,	June 30,
	2008	2008	2007
LOANS BY COLLATERAL TYPE:
Residential real estate	$798,408	$761,887	$676,761
Multifamily real estate	445,298	407,673	234,349
Commercial real estate	1,321,895	1,247,472	1,374,218
Construction	2,911,847	3,012,754	2,657,972
Consumer — direct	842,713	800,048	765,217
Consumer — indirect	398,219	402,520	337,491
Commercial banking	2,677,479	2,647,969	2,579,134
Deferred loan fees, net	(13,572)	(15,372)	(18,085)
Allowance for losses on loans	(162,368)	(145,009)	(99,634)

Net loans receivable	$9,219,919	$9,119,942	$8,507,423

ALLOWANCE FOR CREDIT LOSSES:
Allowance — loans, beginning of quarter	$145,009	$111,026	$93,837
Acquired	0	0	2,494
Provision	30,987	37,143	3,975
Charge offs, net of recoveries	(13,605)	(3,222)	(671)
Transfers	(23)	62	(1)

Allowance — loans, end of quarter	162,368	145,009	99,634

Allowance — unfunded commitments, beginning of quarter	6,265	6,306	6,046
Provision	32	21	0
Transfers	24	(62)	1

Allowance — unfunded commitments, end of quarter	6,321	6,265	6,047

Total credit allowance	$168,689	$151,274	$105,681

Net charge-offs to average net loans (annualized)	0.58%	0.14%	0.03%
Net charge-offs to average net loans (ytd)	0.18%	0.03%	0.02%
Loan loss allowance to total loans	1.73%	1.57%	1.16%
Total credit allowance to total loans	1.80%	1.63%	1.23%
Loan loss allowance to nonperforming loans	57.9%	69.0%	339.3%
Total allowance to nonperforming loans	60.2%	72.0%	359.9%
Net nonperforming loans to loans	2.56%	2.06%	0.31%
Nonperforming loans to loans	2.99%	2.27%	0.34%

NONPERFORMING ASSETS:
Past 90 days due	$0	$0	$803
Nonaccrual loans	280,260	209,850	28,565
Restructured loans	149	207	0

Total nonperforming loans	280,409	210,057	29,368
REO	22,998	13,027	4,012

Total nonperforming assets (NPA)	303,407	223,084	33,380
Specific reserve on nonperforming loans	(40,597)	(19,084)	(2,947)

Net nonperforming assets	$262,810	$204,000	$30,433

Net NPA to total assets	2.07%	1.61%	0.27%
NPA to total assets	2.39%	1.76%	0.29%
Loan delinquency ratio (60 days and over)	3.07%	2.38%	0.33%
Classified assets	$497,461	$402,793	$95,041
Classified assets/total assets	3.92%	3.17%	0.83%

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$444,888	$462,768	$490,695
Noninterest-bearing transaction accounts	896,671	887,129	918,393
Savings and money market demand accounts	2,178,826	2,226,090	2,132,732
Time deposits	4,467,446	4,264,797	4,078,542

Total deposits	$7,987,831	$7,840,784	$7,620,362

Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	46,511	47,140	48,558
Noninterest-bearing transaction accounts	152,138	150,210	144,878

Total transaction accounts	198,649	197,350	193,436

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID
(in thousands, unaudited)

	Three Months Ended
	June 30, 2008			March 31, 2008			June 30, 2007
	Average		Average	Average		Average	Average		Average
	Balance	Amount	Rate	Balance	Amount	Rate	Balance	Amount	Rate
ASSETS:
Loans:
Mortgage	$5,560,327	$89,495	6.47%	$5,436,297	$95,381	7.06%	$4,959,970	$99,925	8.08%
Commercial and consumer	3,870,181	62,910	6.54%	3,833,230	66,881	7.02%	3,692,248	73,028	7.93%

Total loans	9,430,508	152,405	6.50%	9,269,527	162,262	7.04%	8,652,218	172,953	8.02%
MBS	2,064,073	25,586	4.99%	1,976,815	24,499	4.98%	1,634,759	19,356	4.75%
Investments and cash	362,678	3,700	4.10%	306,443	3,193	4.19%	267,455	2,485	3.73%

Total interest-earning assets	11,857,259	181,691	6.16%	11,552,785	189,954	6.61%	10,554,432	194,794	7.40%

Noninterest-earning assets	854,850			891,880			908,943

Total average assets	$12,712,109			$12,444,665			$11,463,375

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,308,412	342	0.11%	$1,304,317	419	0.13%	$1,379,952	780	0.23%
Savings	2,227,429	11,216	2.03%	2,236,228	13,780	2.48%	2,088,620	18,247	3.50%
Time deposits	4,447,706	45,880	4.15%	4,169,033	48,672	4.70%	4,061,162	51,639	5.10%

Total deposits	7,983,547	57,438	2.89%	7,709,578	62,871	3.28%	7,529,734	70,666	3.76%
Borrowings	3,373,550	29,085	3.47%	3,357,477	34,026	4.08%	2,623,002	34,355	5.25%

Total interest-bearing liabilities	11,357,097	86,523	3.06%	11,067,055	96,897	3.52%	10,152,736	105,021	4.15%

Noninterest-bearing liabilities	155,022			185,149			183,529

Total average liabilities	11,512,119			11,252,204			10,336,265
Total average shareholders’ equity	1,199,990			1,192,461			1,127,110

Total average liabilities and equity	$12,712,109			$12,444,665			$11,463,375

Tax equivalent net interest income and spread		$95,168	3.10%		$93,057	3.09%		$89,773	3.25%

Tax equivalent net interest margin			3.23%			3.24%			3.41%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE
(in thousands, unaudited)

	Three Months Ended			Six Months Ended
	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2008	2008	2007	2008	2007
CORE EARNINGS: (1)
Net income as reported	$11,675	$2,876	$26,981	$14,551	$49,902
Add back: merger and acquisition costs, net of tax	131	0	260	131	1,021
Add back: other nonrecurring items, net of tax	0	(294)	458	(294)	458

Core earnings	$11,806	$2,582	$27,699	$14,388	$51,381

CORE EARNINGS PER SHARE — BASIC: (1)
Earnings per share — basic, as reported	$0.23	$0.06	$0.53	$0.28	$1.03
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.00	0.00	0.02
Add back: other nonrecurring items, net of tax	0.00	(0.01)	0.01	0.00	0.01

Core earnings per share — basic	$0.23	$0.05	$0.54	$0.28	$1.07

CORE EARNINGS PER SHARE — DILUTED: (1)
Earnings per share — diluted, as reported	$0.23	$0.06	$0.52	$0.28	$1.02
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.01	0.00	0.02
Add back: other nonrecurring items, net of tax	0.00	(0.01)	0.01	0.00	0.01

Core earnings per share — diluted	$0.23	$0.05	$0.54	$0.28	$1.05

RETURN ON AVERAGE ASSETS, CORE: (1)
Return on average assets, as reported	0.37%	0.09%	0.94%	0.23%	0.93%
Add back: merger and acquisition costs, net of tax	0.00%	0.00%	0.01%	0.00%	0.02%
Add back: other nonrecurring items, net of tax	0.00%	(0.01%)	0.02%	0.00%	0.01%

Return on average assets, core	0.37%	0.08%	0.97%	0.23%	0.96%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE:(1)
Return on average shareholders’ equity, as reported	3.9%	1.0%	9.6%	2.4%	9.9%
Add back: merger and acquisition costs, net of tax	0.1%	0.0%	0.1%	0.0%	0.3%
Add back: other nonrecurring items, net of tax	0.0%	(0.1%)	0.2%	0.0%	0.0%

Return on average shareholders’ equity, core	4.0%	0.9%	9.9%	2.4%	10.2%

OPERATING EFFICIENCY RATIO, CORE: (1)
Operating efficiency ratio, as reported	60.6%	63.7%	61.4%	62.1%	62.2%
Subtract: merger and acquisition costs	(0.2%)	0.0%	(0.4%)	0.0%	(0.7%)
Subtract: other nonrecurring items	0.0%	0.2%	(0.6%)	0.0%	(0.3%)

Operating efficiency ratio, core	60.4%	63.9%	60.4%	62.1%	61.2%

(1)	Core earnings per share excludes net securities gains (losses), merger and acquisition costs, and other nonrecurring costs, net of related income taxes. Core earnings is a non-GAAP financial measure. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.